UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 4, 2018

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 5, 2018, the stockholders of Sanmina Corporation (the “Company”) approved an amendment of the Company’s 2009 Incentive Plan (the “2009 Plan”) to reserve an additional 1,800,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 5, 2018, the Company held its 2018 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 12, 2018 and the vote with respect to each such matter are set forth below:

1.                                      To elect eleven directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Michael J. Clarke	59,174,003	1,057,937	31,205	4,575,446
Eugene A. Delaney	59,717,835	515,715	29,595	4,575,446
William J. DeLaney	59,794,792	439,986	28,367	4,575,446
Robert K. Eulau	58,719,056	1,512,962	31,127	4,575,446
John P. Goldsberry	58,640,898	1,592,108	30,139	4,575,446
Rita S. Lane	59,435,226	794,899	33,020	4,575,446
Joseph G. Licata	59,436,568	798,190	28,387	4,575,446
Mario M. Rosati	58,462,661	1,774,576	25,908	4,575,446
Wayne Shortridge	50,147,041	10,091,008	25,096	4,575,446
Jure Sola	58,604,059	1,632,740	26,346	4,575,446
Jackie M. Ward	56,891,598	3,348,372	23,175	4,575,446

2.                                      To approve appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 29, 2018.

For	Against	Abstain	Broker Non- Votes
64,759,004	58,488	21,099	0

3.                                      To approve the amendment of the 2009 Incentive Plan of the Company to reserve an additional 1,800,000 shares of common stock for issuance thereunder.

For	Against	Abstain	Broker Non- Votes
40,524,876	19,698,585	39,684	4,575,446

4.                                      To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.

For	Against	Abstain	Broker Non- Votes
18,492,032	41,722,235	48,878	4,575,446

5.                                      To approve, on an advisory (non-binding) basis, the frequency of future stockholder votes on executive compensation.

One Year	Two Years	Three Years	Abstain
43,336,031	15,976	16,867,757	43,381

Separately, on March 4, 2018, the Board of Directors of the Company determined, subject to stockholder ratification of the same at the Annual Meeting, that non-binding stockholder votes on the compensation of executives as required by the rules promulgated under the Securities Exchange Act of 1934 shall be held each year until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ David Anderson
David Anderson
Executive Vice President and Chief Financial Officer

Date: March 8, 2018